UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest distinctively
amid divergent
global growth.

Special feature page 6

New World Fund® Annual report for the year ended October 31, 2013

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	5.23%	6.08%	11.51%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.06% for Class A shares as of the prospectus dated January 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Moscow, Russia.

Special feature

6	Invest distinctively amid divergent global growth.

Contents

1	Letter to investors
5	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
35	Board of directors and other officers

Fellow investors:

New World Fund’s past fiscal year, ended October 31, 2013, was a volatile period for many developing-country stock markets and currencies. A broad reversal across bond markets and deteriorating economic conditions in some developing countries added to investor woes. And yet, the fund generated a double-digit return — a result that we believe highlights the benefits of active management and diversification in periods of instability.

Over the 12 months, the value of an investment in the fund gained 14.7%, assuming reinvestment of the 71.3 cents per share dividend that was paid in December 2012. The fund’s 12-month result led the 6.5% return of developing-country stocks, as measured by the unmanaged MSCI EM (Emerging Markets) Index. However, the result trailed its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which advanced 23.3%; stocks in the U.S., Japan and certain other developed markets that are well represented in this index generated among the highest global returns. That said, the fund’s primary objective is long-term appreciation. As can be seen in the table below, its results over five years, 10 years and its lifetime surpass those of the benchmark.

The fund blends three types of investments: stocks of companies based in the developing world;

Results at a glance

For periods ended October 31, 2013, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	14.71%	14.46%	11.79%	9.17%
MSCI ACWI (All Country World Index)	23.29	13.47	7.65	3.94
MSCI World Index	25.77	13.34	7.38	3.70
MSCI EM (Emerging Markets) Index	6.53	15.39	12.41	9.09
J.P. Morgan Emerging Markets Bond Index Global	–2.58	14.15	8.94	10.50

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2013

Developed-country equities	49.8%

Asia
Japan	5.5
Hong Kong	5.3
South Korea	3.0
Australia	1.0
Taiwan	.8
Singapore	.1

The Americas
United States	9.7
Canada	1.2

Europe
United Kingdom	9.2
Switzerland	2.9
France	2.9
Germany	2.3
Denmark	1.1
Spain	.7
Belgium	.7
Sweden	.7
Portugal	.7
Italy	.5
Netherlands	.5
Austria	.2
Finland	.1
Greece	.1

Africa/Middle East
Israel	.4
Qatar	.2

Developing-country equities	31.1%

Asia
China	8.3
India	4.5
Philippines	3.7
Thailand	1.9
Indonesia	1.1
Malaysia	.2

The Americas
Mexico	1.4
Brazil	1.3
Republic of Colombia	.2
Argentina	.2
Chile	.1

Europe
Russian Federation	4.0
Turkey	.5
Slovenia	.3

Africa/Middle East
South Africa	3.2
United Arab Emirates	.2

Developed-country bonds	1.3%

The Americas
United States	.8

Europe
Greece	.5

Developing-country bonds	9.3%

Asia
Philippines	.6
Indonesia	.5
Kazakhstan	.2
China	.1
India	.1
Pakistan	.1

The Americas
Mexico	1.4
Brazil	.5
Peru	.4
Venezuela	.4
Republic of Colombia	.4
Chile	.2
Panama	.2
Uruguay	.1
Argentina	.1
Dominican Republic	.1

Europe
Russian Federation	1.2
Turkey	.8
Croatia	.3
Poland	.3
Hungary	.3
Slovenia	.2

Africa/Middle East
South Africa	.5
Nigeria	.2
Bahrain	.1

Short-term securities & other assets less liabilities	8.5%

Total	100.0%

2	New World Fund

stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

The past 12 months were an unusual period for global returns: In a market that rose overall, developed-country stocks generally fared even better than developing-country stocks. The divergence between developed- and developing-country markets was, by some measures, as wide as it has been since the late 1990s.

Why have overall returns among developing country equities lagged so markedly over recent years? To find out, we invite you to read the feature on page 6. There, the portfolio managers share their insights into this divergence and explain why they believe that, despite facing a potentially challenging investment environment, this fund’s distinctive approach should enable it to continue to find compelling longer term opportunities.

During the fund’s past fiscal year, concern over deteriorating economic conditions in some developing countries — as well as anticipation of U.S. economic growth and shifts in monetary policy — appear to have had a significant impact on developing-country market returns. Between May and August, many of these markets endured a selloff, with currencies weakening sharply versus the dollar. Widespread anticipation of an imminent slowdown in the U.S. Federal Reserve’s bond buying — a program that, in effect, injects tens of billions of dollars into the financial system each month — led to concern that economies most reliant on external capital were in for a difficult time.

Then, in September, the Fed surprised many investors by deciding not to reduce (or “taper”) its bond buying. Broad gains in some developing-country stock markets ensued. Central banks in several countries raised official interest rates to help shore up slumping currencies. Many previously battered currencies strengthened toward the end of the fund’s fiscal year, reversing some of their earlier losses versus the dollar.

Results among larger developing-country stock markets were mixed. Russia recorded a 12-month return of 10.9%1 and China’s market advanced 9.3%. Despite the Indian rupee’s slide of about 12.5% versus the dollar, stocks in India recorded a small gain. Returns for U.S. dollar-based investors in Brazilian stocks were also hurt by a weakening currency (the real depreciated by about 8.7% over the 12 months); stocks there ended the period 1.5% lower.

Developing-country bonds

In what was a challenging environment for global bond investors, the fund’s investments in developing-country issues generated a negative total return. Developing-country bonds denominated in U.S. dollars were hurt by a rise in U.S. Treasury yields (which move inversely to prices) in the second half of the fund’s fiscal year — as well as by a widening gap between their yields and those of Treasuries. Meanwhile, local-currency bond returns suffered as currencies weakened against the U.S. dollar. As of October 31, 2013, the fund was invested in the bonds of 50 issuers from 35 countries.

Inside the portfolio

Developing-country equities accounted for 31.1% of the fund’s net assets as of October 31, 2013. The portion of net assets invested in developed-country equities was 49.8%. Holdings in cash and cash-like securities amounted to 8.5%. The fund’s overall holding in cash mainly arises from individual portfolio managers’ active decisions to hold cash, and from their buying and selling stocks and bonds.

One of the larger individual contributors to the fund’s 12-month result was SoftBank. The telecommunications firm’s stock price gained 134.5%. Investors appeared to look favorably upon its bid for U.S. company Sprint; the potential value of an associated financial transaction — designed to fix the U.S.-dollar acquisition cost — increased as the yen weakened.

[1]	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

New World Fund	3

This fund’s investment in SoftBank, however, is motivated by its presence in high-growth areas. News that Alibaba — China’s largest e-commerce provider — was preparing for an initial public offering further boosted SoftBank’s appeal among investors; the Japan-based firm has about a 37% stake in the soon-to-go-public company.

Other companies that earn significant revenue from internet-related businesses also contributed to the fund’s result, including travel booking business Ctrip.com International and mobile internet specialist Tencent Holdings (both based in China), South Africa-based media company Naspers (which has a 34% stake in Tencent Holdings) and Yandex — operator of a major Russian search engine. Other significant contributors included Magnit — a fast-growing retail chain in Russia that has successfully targeted low- to middle-income shoppers — and Hikma Pharmaceuticals, a manufacturer (founded in Jordan) of branded and generic drugs that has consistently reported double-digit revenue growth.

One of the larger detractors from the fund’s result was América Móvil, whose stock price declined significantly. Our research indicated that the Mexican telecommunications company faces regulatory headwinds — we had, therefore, reduced the fund’s investment. In contrast, our outlook on many of the fund’s other investments that did not fare so well lately remains positive. For instance, our analysis suggests that Shoprite Holdings and Truworths International — two stocks that the broader market has soured on — have attractively priced, longer term return potential.

Looking forward

Developing countries’ equity markets have been volatile, as have their currencies. In our view, some of these countries may have to endure a difficult period of adjustment as their economies find a new balance. That said, some economies have continued to grow relatively strongly over recent years; recovery in the U.S., Japan and other developed-country economies in Europe and elsewhere should ultimately benefit many developing countries.

In other words, the “developing country” category encompasses a diverse set of nations whose economic conditions vary widely. Some of these economies have been relatively reliant on external capital to fuel growth. Others have governments that are spending much more than they receive in revenues. Then there are others that do not have such economic vulnerabilities. We anticipate that this varied global backdrop should be supportive of our research-driven approach to active investing.

Our focus remains centered on individual companies. We continue to see selective opportunities to invest in attractively priced, well-run companies — including multinationals in the U.S., Japan and Europe with significant developing-country businesses, as well as firms based in developing countries. Meeting the demands of middle-class populations that, over the longer term, should grow in numbers and affluence is a key source of growth for the companies in which this fund invests.

What’s more, the fund’s distinctive investment approach — with its emphasis on thorough research and diversification — has helped it to generate a lifetime return that has outpaced that of the MSCI EM Index, but with significantly less volatility (see page 10).

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace

President

Michael J. Thawley

Vice Chairman of the Board

December 10, 2013

For current information about the fund, visit americanfunds.com.

4	New World Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2013, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Year ended October 31

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses.
[3]	Includes reinvested dividends of $4,138 and reinvested capital gain distributions of $2,831.
[4]	For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2013)*

	1 year	5 years	10 years	Lifetime (since 6/17/99)

Class A shares	8.12%	13.11%	11.13%	8.72%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

New World Fund	5

Invest distinctively amid divergent global growth.

There’s no escaping it — this is a challenging time for investors in developing countries. Broadly, returns among these stocks have lagged those of developed countries. Recent market and currency volatility — as well as deteriorating economic conditions in some countries — have shaken confidence. Why have returns diverged and what are the reasons for slowing growth? Here, New World Fund’s portfolio managers seek to shed some light on the complex global backdrop and discuss how a distinctive approach — emphasizing thorough company-specific research and diversification — can thrive in times such as these.

50
SOUTH AFRICAN RESERVE BANK
100
200
TWO HUNDRED RAND

6	New World Fund

Investor confidence can be a fragile thing. In May, comments by Federal Reserve Chairman Ben Bernanke were widely interpreted as portending big changes in the central bank’s policies. Anticipating an imminent slowdown (“tapering”) in the Fed’s bond buying activity — and, consequently, less money in the global financial system — a full-fledged selloff ensued. In many developing countries, stock and bond markets declined sharply, while some currencies weakened dramatically — reaching levels not witnessed for years.

Then, on September 18, the Fed surprised the market by deciding not to reduce its bond buying. The news added fuel to a broad rally that had begun several weeks earlier. Some developing-country stock and bond markets recovered a little lost ground. Several previously battered currencies — already appreciating versus the dollar since early September — strengthened further. Though the fund generated a 14.7% return over its past fiscal year, ended October 31, 2013 — a result that outpaced the 6.5% gain recorded by the unmanaged MSCI EM (Emerging Markets) Index — recent market volatility has put developing countries under the spotlight. Some investors have begun to question whether emerging markets’ time in the sun may be over.

“It’s natural for investors to feel unsettled by short-term setbacks, but it’s important to remember: Even in a complex and challenging environment, great companies can distinguish themselves,” says portfolio manager Rob Lovelace. “And, in our view, rising affluence in developing countries should be a durable trend that underpins investment returns. This longer term perspective is at the heart of New World Fund’s approach.”

Lately, challenges have come thick and fast. Before discussing the reasons for the divergence in market returns and varying economic fortunes, it makes sense to first focus on the deceleration in developing-country consumer spending. After all, consumers are a key source of revenue for the companies in which this fund invests.

Connecting to China’s Internet, via Japan and South Africa

“Emerging markets slowdown” has become a popular headline. Much of the media’s focus has been on slowing sales growth among some consumer products such as luxury goods. But as the fund’s recent results highlight, handbags and champagne are only a part of the “emerging middle class” story. Other areas of consumer demand appear to have held up relatively well (so far). The Internet, for instance, has played an increasingly prominent role in developing-country consumerism.

Some of the fund’s larger holdings — and, indeed, larger contributors to its recent 12-month return — are businesses that are thriving thanks to rapid growth in e-commerce, online games and social media. “Internet-related businesses in developing countries should continue to have solid growth potential, even as economies slow and consumers spend less overall. Deep fundamental research helped this fund become an early investor in a host of fast-growing firms that lead the way when it comes to the Internet in China,” says portfolio manager Winnie Kwan. “In some cases, these are firms that may be outside the scope of traditional ‘emerging-market’ investors, but fall firmly within this fund’s investment guidelines and philosophy.“Globalization of trade and the growth of capital markets around the world mean that many companies generate substantial

Rob Lovelace
Portfolio manager
Los Angeles

Winnie Kwan
Portfolio manager
Hong Kong

New World Fund	7

The New Geography of Investing.SM

It’s in New World Fund’s DNA.

Fifty years ago, companies tended to do business solely within their own borders. Country-of-domicile was therefore appropriate shorthand for where a company did business. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Old geography: domicile (%)

Looking at where a company generates its revenue offers a much more practical and transparent yardstick. Revenue provides insight as to where a company actually has economic exposure. Looking at investment opportunities through a revenue lens is becoming more fashionable, but for New World Fund, it has always been an essential part of its distinctive approach.

New geography: revenue (%)

As of June 30, 2013. Individual figures are rounded to nearest percent and so may not sum to 100%.

Source: MSCI Economic Exposure analysis.

8	New World Fund

proportions of their revenues outside of their home country. So, unlike many investors, this fund considers revenues — not country-of-domicile — the most meaningful basis on which to decide the appropriateness of potential investments (see sidebar on page 8).

Japan-based telecommunications company SoftBank is a prime example of what American Funds’ investment professionals have termed: The New Geography of Investing.SM SoftBank is one of the fund’s larger investments to benefit from internet growth in China — primarily via its stake of about 37% in China’s largest e-commerce provider, Alibaba. And yet, its headquarters is in Tokyo. The fund began investing in SoftBank in 2009, motivated by its presence in China and other high-growth areas (which, incidentally, are complemented by core domestic telecommunications and internet businesses that have generated stable growth and cash flow).

Another example of blurred lines arises with the fund’s investment in South Africa-based media company Naspers. In addition to being invested in China-based Tencent Holdings directly, the fund also has exposure via its investment in Naspers, which has a 34% stake in Tencent Holdings. Originally focused on online gaming, Tencent Holding’s business now includes social networking, online advertising and e-commerce. “Many of the fund’s investments are in companies whose businesses involve products with relatively low penetration rates in developing countries,” says portfolio manager Chris Thomsen. “From smartphones and medicines, to financial products and automobiles, holdings reflect disparate growth areas with substantial longer term potential — even if there’s a cyclical slowdown.”

The Internet and mobile devices are two examples of such growth areas. As of mid-2013, China had an estimated 591 million internet users; if the experiences of South Korea or Japan are a guide, that number could grow by hundreds of millions over the next few years. Meanwhile, some industry watchers suggest that the number of smartphones in China will increase from around 330 million at the start of 2013 to about 500 million by year-end.

Health care is another key growth area reflected in the fund’s investments. For example, Hikma Pharmaceuticals was a larger health care holding at fiscal-year end. The Jordan-based, London-listed firm’s drugs are among the most widely prescribed in some of the larger economies in the Middle East and North Africa. It enjoys a reputation for quality that could be beneficial as access to health care becomes more widespread.

The fund’s focus on companies that can benefit from rising living standards and wealth — alongside the revenue-centric lens through which possible investments are viewed — offers another important potential benefit to fund investors: a portfolio that tends to limit the sector concentrations and volatility that often characterize traditional emerging-market investing (see sidebar on page 10).

For example, rather than having Russian investments centered on energy and commodity companies (which, historically, dominated the stock market there due to their large market capitalization), the fund’s larger holdings in Russia are from other industries. Magnit is one of these investments. With a total of more than 7,600 locations, the retail chain has become one of the country’s largest retailers, targeting low- to middle-income shoppers. By year-end 2018, it plans to have 12,500 convenience stores, 650 hypermarkets and 4,000 convenience stores in operation. Rapid expansion has helped it to increase revenue about 30% to 40% over recent years, despite increased competition and cost inflation.

How did developing markets become diverging markets?

Though the fund’s focus is on individual companies, its investment professionals have been spending some time thinking about the recent market environment and moderating economic growth.

What answers did the analysis by some of the fund’s investment professionals come up with? By some measures, the divergence between developing- and developed-country stocks began around three years ago. It was at this time that concern about a pronounced slowdown in China and the end of the “commodity supercycle” (the decade-long trend upward in energy and commodity prices) came to the fore. Why did these developments have such an impact? “China had been a major source of demand growth for commodity exporting nations, while also assuming the role of bellwether for investor sentiment,” answers Rob. In the interim, the U.S. has continued its steady recovery and Corporate America has prospered. Generally, investors have increasingly favored stocks in the U.S., Japan and other developed countries in Europe and elsewhere. Over the three-year period ended October 31, 2013, the fund’s benchmark MSCI ACWI (All Country World Index) advanced 34.4%,

New World Fund	9

Impossible to invest in the emerging middle classes, while also limiting volatility?

New World Fund’s track record disagrees.

Enabling individual investors to benefit from the rise of developing-country consumers — with lower volatility and investment concentrations than are often found in the typical “emerging markets approach” — was a guiding principal when this fund was created in 1999. Over the interim, its experienced investment professionals — a team that still includes founding portfolio managers Rob Lovelace and Mark Denning — have navigated through a range of investment environments.

Collectively, the fund’s investment team — which includes seven portfolio managers and a group of analysts — brings together multiple areas of knowledge and experience, over many market cycles. This has tended to deliver consistent results over longer time periods, naturally creating a blend of approaches and styles that can help reduce the volatility of fund returns.

Return versus volatility (for the 10-year period ended 10/31/2013)

Returns (Class A shares) include reinvestment of all distributions.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.

The market indexes are unmanaged and, therefore, have no expenses. Results for MSCI indices reflect dividends net of withholding taxes.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

10	New World Fund

while the MSCI EM Index recorded a cumulative total return of just 0.9%.

More recently, concern about the Fed possibly tapering its bond buying (also known as quantitative easing, or QE) and the consequences this may hold for developing countries have weighed heavy on investors. “Arguably, a reduction in QE could lead to a further deterioration in economic imbalances that were already brewing in certain countries,” says portfolio manager Nicholas Grace. “And if the U.S. recovery gathers steam, then a stronger dollar could add to their woes.”

For some countries, a difficult period of adjustment is underway as their economies try to find a new balance. India, for example, has a large fiscal deficit (government expenditure exceeds revenue) and a large current account deficit (imports of goods and services greatly exceed exports). South Africa and Brazil also have twin deficits, while Russia does not (yet). “Despite the weakening rupee, Indian stock prices have so far proven fairly resilient. Conversely, I’m seeing some attractive risk-adjusted return potential develop as valuations have declined in South Africa and Brazil,” says portfolio manager Mark Denning. “The economic problems faced by nations vary, as do expectations among investors. But for the most part, the slowdowns in growth are cyclical and should be short-lived. In any case, history suggests there’s little linkage between economic growth and rising returns in developing countries.”

Recent exchange-rate volatility and a broad rise in yields (which move inversely to prices) have also created attractive return potential among certain developing-country bonds, according to portfolio manager Rob Neithart. “From a fundamental perspective, some of these sovereigns represent good value. For example, ongoing structural reform efforts have, in my view, bolstered the relative attractiveness of Mexican and Colombian bonds.” The fund’s investments in developing-country bonds (9.3% of net assets as of October 31, 2013) can offer an additional source of investment returns with lower relative volatility that, over time, tend to benefit diversification.

Navigating difficult market environments is nothing new for the fund’s team of experienced investment professionals. “Through peaks and troughs in business cycles, this fund has delivered a lifetime average annual return that has outpaced the broad returns of global and developing-country stocks,” says portfolio manager Carl Kawaja. “What’s more, the kinds of companies in which this fund invests often have stronger balance sheets and higher quality management than they once did.”

Volatility, while uncomfortable, has often provided the fund with attractively priced opportunities to invest in well-run firms with the financial strength to overcome near-term challenges. Longer term, overall prospects for developing-country economies appear positive. “Though its growth isn’t as fast as it once was, China’s likely trajectory should see it outpace most developed economies. Also, its economy is now so large that even a more modest growth trend translates into a very large figure in dollar terms,” says Michael Thawley, vice chairman of the fund’s board. “Collectively, developing-country growth also could outpace and, for some nations, be substantially faster than developed-country growth — if political and legal frameworks are strengthened, and structural reforms are forthcoming.” ■

Nicholas Grace
Portfolio manager
London

Mark Denning
Portfolio manager
London

Michael Thawley
Vice Chairman
of the Board
Washington D.C.

New World Fund	11

Summary investment portfolio October 31, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	10.5%
Euro zone*	9.7
United Kingdom	9.2
China	8.4
Japan	5.5
Hong Kong	5.3
Russian Federation	5.2
India	4.6
Philippines	4.3
South Africa	3.7
Other countries	25.1
Short-term securities & other assets less liabilities	8.5

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

12	New World Fund

Common stocks 80.92%	Shares	Value (000)	Percent of net assets
Consumer discretionary 12.54%
Naspers Ltd., Class N	2,409,981	$225,424	.99%
Owns operations in pay-TV, Internet services, print media and book publishing.

Hankook Tire Co., Ltd.	2,461,680	144,579	.64
Global tire manufacturer based in South Korea.

Toyota Motor Corp.	2,214,500	143,234	.63
One of the world’s largest automotive manufacturers.

Melco Crown Entertainment Ltd. (ADR)[1]	3,945,000	130,816	.57
Casino gaming and resort operator based in Macau.

Swatch Group Ltd, non-registered shares	142,200	90,976
Swatch Group Ltd	342,000	38,107	.57
One of the world’s largest watch manufacturers.

Ctrip.com International, Ltd. (ADR)[1]	2,166,000	117,506	.52
Consolidator of hotel accommodations and airline tickets in China.

Wynn Macau, Ltd.	27,771,200	106,564	.47
Luxury resort hotel and casino located in Macau, China.
Other securities		1,857,096	8.15
		2,854,302	12.54

Information technology 11.46%
Baidu, Inc., Class A (ADR)[1]	2,540,800	408,815	1.80
Internet search engine in China that also operates a Japanese language service.

Samsung Electronics Co. Ltd.	216,950	299,629
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	51,357	1.54
Korea’s top electronics manufacturer and a global leader in semiconductor production.

Mail.Ru Group Ltd. (GDR)	7,024,107	259,049	1.28
Mail.Ru Group Ltd. (GDR)[2]	848,230	31,283
Major Internet company in Russia.

Tencent Holdings Ltd.	3,467,000	189,247	.83
Major Internet service portal in China.

Google Inc., Class A1	180,500	186,020	.82
One of the most frequently used website search engines in the world.

Yandex NV, Class A1	3,491,000	128,678	.56
Internet search operator in Russia.

Taiwan Semiconductor Manufacturing Co. Ltd.	28,443,000	106,009
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,092	.56
One of the world’s largest semiconductor manufacturers.

Alcatel-Lucent[1]	31,281,011	119,643	.53
Manufactures telecommunications equipment, and offers telecommunications services.

Murata Manufacturing Co., Ltd.	1,438,900	115,165	.51
Global supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Other securities		690,870	3.03
		2,607,857	11.46

New World Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Financials 10.86%
Prudential PLC	9,336,431	$191,467	.84%
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.

AIA Group Ltd.	34,774,600	176,497	.78
Life insurance and financial services provider in the Asia-Pacific region.

Kasikornbank PCL	20,102,038	125,295
Kasikornbank PCL, nonvoting depository receipts	4,787,962	29,228	.68
Thailand-based commercial bank.

AEON Financial Service Co., Ltd.	4,910,000	150,051	.66
Japan-based credit card company.

Siam Commercial Bank PCL	22,018,000	116,368	.51
Commercial bank based in Thailand.

Citigroup Inc.	2,212,000	107,901	.47
Financial services company engaged in consumer, corporate and investment banking, and insurance.
Other securities		1,575,816	6.92
		2,472,623	10.86

Consumer staples 8.99%
OJSC Magnit (GDR)	2,295,700	147,499	1.18
OJSC Magnit (GDR)[2]	1,881,000	120,854
Major food retail chain in Russia.

Nestlé SA	2,419,417	174,653	.77
Global packaged food and beverage company based in Switzerland.

Pernod Ricard SA	1,204,363	144,717	.64
Produces wine, spirits and nonalcoholic beverages.

Anheuser-Busch InBev NV	1,254,395	130,462	.57
One of the world’s largest brewers.

Shoprite Holdings Ltd.	6,300,000	115,347	.51
Major food retailer in Africa.

LT Group, Inc.	280,585,400	107,923	.47
Philippines-based company engaged in the liquor and distillery businesses.
Other securities		1,103,588	4.85
		2,045,043	8.99

Industrials 8.36%
International Container Terminal Services, Inc.[3]	106,374,000	256,026	1.12
Operates container terminals and related port services in the Philippines.

Cummins Inc.	1,377,000	174,907	.77
Produces large diesel engines.
Other securities		1,471,597	6.47
		1,902,530	8.36

Energy 6.76%
Ophir Energy PLC[1,3]	32,317,242	171,982	.76
Oil and gas exploration company with assets in Africa.

InterOil Corp.[1]	2,228,239	154,751	.68
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.

Pacific Rubiales Energy Corp.	7,243,728	149,856	.66
Oil and gas exploration company focused on Colombia, as well as eastern Peru and Guatemala.

Genel Energy PLC[1]	9,625,600	146,620	.64
Oil and gas exploration and production company focused on the Kurdistan Region of Iraq.
Other securities		915,100	4.02
		1,538,309	6.76

14	New World Fund

	Shares	Value (000)	Percent of net assets
Health care 6.35%
Hikma Pharmaceuticals PLC[3]	11,911,828	$229,384	1.01%
Multinational pharmaceutical company based in the U.K.

Novo Nordisk A/S, Class B	1,184,150	197,026	.86
A global leader in drugs to treat diabetes.

Novartis AG	1,481,600	115,037
Novartis AG (ADR)	300,000	23,265	.61
One of the world’s largest pharmaceutical companies.

Alexion Pharmaceuticals, Inc.[1]	924,026	113,609	.50
Biopharmaceutical company focused on treating severe and ultra-rare disorders.
Other securities		767,297	3.37
		1,445,618	6.35

Telecommunication services 4.57%
SoftBank Corp.	4,680,900	347,509	1.53
Internet and telecommunications conglomerate and distributor of digital media and software.

MTN Group Ltd.	10,653,991	211,769	.93
Major telecommunications provider serving Africa and the Middle East.

Vodafone Group PLC	40,174,300	144,613	.63
One of the leading global operators of mobile telephone services.
Other securities		337,269	1.48
		1,041,160	4.57

Materials 3.37%
Linde AG	555,392	105,534	.46
Major industrial gas company headquartered in Germany.
Other securities		660,673	2.91
		766,207	3.37

Utilities 2.72%
ENN Energy Holdings Ltd.	46,186,000	273,732	1.20
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.

PT Perusahaan Gas Negara (Persero) Tbk	251,233,500	113,665	.50
Explores for and produces oil and gas in Indonesia.
Other securities		231,011	1.02
		618,408	2.72

Miscellaneous 4.94%
Other common stocks in initial period of acquisition		1,124,834	4.94

Total common stocks (cost: $13,028,950,000)		18,416,891	80.92

Convertible securities 0.03%
Consumer staples 0.03%
Other securities		7,770	.03

Total convertible securities (cost: $8,166,000)		7,770	.03

New World Fund	15

Bonds, notes & other debt instruments 10.58%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 0.80%
U.S. Treasury 4.00% 2015[4]	$157,900	$165,623	.73%
Other securities		15,580	.07
		181,203	.80

Information technology 0.01%
Samsung Electronics America, Inc. 1.75% 2017[2]	2,075	2,101	.01

Other 9.77%
Other securities		2,224,958	9.77

Total bonds, notes & other debt instruments (cost: $2,332,963,000)		2,408,262	10.58

Short-term securities 8.33%
Freddie Mac 0.08%–0.16% due 11/5/2013–6/4/2014	582,200	582,017	2.56
Nordea Bank AB 0.15%–0.225% due 11/18/2013–2/19/2014[2]	188,100	188,045	.83
Bank of Nova Scotia 0.09%–0.19% due 11/19/2013–1/28/2014	170,400	170,350	.75
Sumitomo Mitsui Banking Corp. 0.155%–0.215% due 11/18–12/5/2013[2]	169,100	169,077	.74
Mizuho Funding LLC 0.165%–0.225% due 11/20/2013–1/22/2014[2]	136,600	136,560	.60
Fannie Mae 0.12%–0.15% due 12/16/2013–6/2/2014	117,700	117,652	.52
Other securities		531,718	2.33

Total short-term securities (cost: $1,895,326,000)		1,895,419	8.33
Total investment securities (cost: $17,265,405,000)		22,728,342	99.86
Other assets less liabilities		31,841	.14

Net assets		$22,760,183	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $79,600,000, which represented .35% of the net assets of the fund. Some of these securities (with an aggregate value of $35,538,000, an aggregate cost of $31,341,000, and which represented .16% of the net assets of the fund) were acquired from 12/3/2012 to 10/17/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

16	New World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $243,023,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2013 (000)
Sales:
Brazilian reais	11/18/2013	JPMorgan Chase	$16,005	BRL34,825	$528
Brazilian reais	12/11/2013	Citibank	$13,738	BRL30,325	332
Colombian pesos	11/25/2013	Citibank	$15,120	COP28,549,595	68
Euros	12/13/2013	Bank of America, N.A.	$31,679	€23,300	41
Japanese yen	11/5/2013	HSBC Bank	$108,751	¥10,680,715	127
Japanese yen	12/9/2013	UBS AG	$7,340	¥720,538	10
Mexican pesos	11/25/2013	Barclays Bank PLC	$33,529	MXN434,925	261
Turkish lira	11/6/2013	HSBC Bank	$31,280	TRY63,250	(371)
Turkish lira	11/21/2013	Bank of New York Mellon	$1,876	TRY3,700	29
Turkish lira	11/21/2013	Barclays Bank PLC	$11,128	TRY21,955	171
Turkish lira	11/25/2013	Bank of New York Mellon	$9,094	TRY18,000	117
					$1,313

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2013 (000)
International Container Terminal Services, Inc.	106,272,920	101,080	—	106,374,000	$1,267	$256,026
Hikma Pharmaceuticals PLC	9,453,562	2,458,266	—	11,911,828	2,304	229,384
Ophir Energy PLC[1]	14,173,782	18,143,460	—	32,317,242	—	171,982
Heritage Oil Ltd.[1]	10,363,874	4,450,000	—	14,813,874	—	44,061
Aquarius Platinum Ltd.(GBP denominated)[1,5]	20,887,239	2,903,397	8,030,000	15,760,636	—	—
Aquarius Platinum Ltd.[1,5]	6,055,025	1,329,603	—	7,384,628	—	—
InterOil Corp.[1,5]	2,484,825	—	256,586	2,228,239	—	—
JSC Pharmstandard (GDR)[1,5]	8,210,618	—	2,087,000	6,123,618	—	—
JSC Pharmstandard (GDR)[1,2,5]	392,700	—	—	392,700	—	—
REXLot Holdings Ltd.[5]	423,454,500	—	423,454,500	—	420	—
					$3,991	$701,453

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,606,972,000, which represented 7.06% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,550,000, which represented less than .01% of the net assets of the fund.
[5]	Unaffiliated issuer at 10/31/2013.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

GBP = British pounds

¥ = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

See Notes to Financial Statements

New World Fund	17

Financial statements

Statement of assets and liabilities
at October 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,820,832)	$22,026,889
Affiliated issuers (cost: $444,573)	701,453	$22,728,342
Cash denominated in currencies other than U.S. dollars (cost: $1,828)		1,834
Cash		99
Unrealized appreciation on open forward currency contracts		1,684
Receivables for:
Sales of investments	6,713
Sales of fund’s shares	36,866
Dividends and interest	54,827	98,406
		22,830,365
Liabilities:
Unrealized depreciation on open forward currency contracts		371
Payables for:
Purchases of investments	16,039
Repurchases of fund’s shares	19,105
Closed forward currency contracts	271
Investment advisory services	10,555
Services provided by related parties	10,996
Directors’ deferred compensation	1,952
Other	10,893	69,811
Net assets at October 31, 2013		$22,760,183

Net assets consist of:
Capital paid in on shares of capital stock		$16,967,214
Undistributed net investment income		102,763
Undistributed net realized gain		236,320
Net unrealized appreciation		5,453,886
Net assets at October 31, 2013		$22,760,183

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares,
$.01 par value (384,790 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,220,658	222,668	$59.37
Class B	192,191	3,296	58.31
Class C	1,052,265	18,351	57.34
Class F-1	2,802,205	47,524	58.96
Class F-2	1,672,620	28,131	59.46
Class 529-A	775,478	13,161	58.92
Class 529-B	21,078	365	57.81
Class 529-C	174,346	3,036	57.42
Class 529-E	37,431	640	58.45
Class 529-F-1	44,215	749	59.00
Class R-1	35,840	623	57.51
Class R-2	370,044	6,437	57.49
Class R-3	472,053	8,058	58.58
Class R-4	369,312	6,240	59.19
Class R-5	477,297	8,001	59.66
Class R-6	1,043,150	17,510	59.58

See Notes to Financial Statements

18	New World Fund

Statement of operations
for the year ended October 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,005; also includes $3,991 from affiliates)	$331,055
Interest (net of non-U.S. taxes of $657)	136,208	$467,263
Fees and expenses*:
Investment advisory services	115,073
Distribution services	56,307
Transfer agent services	37,918
Administrative services	5,261
Reports to shareholders	1,503
Registration statement and prospectus	465
Directors’ compensation	588
Auditing and legal	215
Custodian	6,185
State and local taxes	103
Other	1,127	224,745
Net investment income		242,518

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $51; also includes $33,911 net loss from affiliates)	708,552
Forward currency contracts	5,088
Currency transactions	(5,430)	708,210
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $10,583)	1,873,731
Forward currency contracts	1,155
Currency translations	497	1,875,383
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		2,583,593

Net increase in net assets resulting from operations		$2,826,111

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended October 31
	2013	2012
Operations:
Net investment income	$242,518	$262,883
Net realized gain on investments, forward currency contracts and currency transactions	708,210	93,432
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,875,383	958,435
Net increase in net assets resulting from operations	2,826,111	1,314,750

Dividends paid to shareholders from net investment income	(252,287)	(271,120)

Net capital share transactions	1,102,190	(605,790)

Total increase in net assets	3,676,014	437,840

Net assets:
Beginning of year	19,084,169	18,646,329
End of year (including undistributed net investment income: $102,763 and $133,055, respectively)	$22,760,183	$19,084,169

See Notes to Financial Statements

New World Fund	19

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2014; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

20	New World Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described on the following page. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair

New World Fund	21

value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,854,302	$—	$—	$2,854,302
Information technology	2,607,857	—	—	2,607,857
Financials	2,472,551	—	72	2,472,623
Consumer staples	2,045,043	—	—	2,045,043
Industrials	1,901,466	1,064	—	1,902,530
Energy	1,535,912	2,397	—	1,538,309
Health care	1,387,303	58,315	—	1,445,618
Telecommunication services	1,041,160	—	—	1,041,160
Materials	748,640	17,567	—	766,207
Utilities	618,408	—	—	618,408
Miscellaneous	1,124,649	185	—	1,124,834
Convertible securities	—	7,770	—	7,770
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	181,203	—	181,203
Corporate bonds & notes	—	2,101	—	2,101
Other	—	2,224,958	—	2,224,958
Short-term securities	—	1,895,419	—	1,895,419
Total	$18,337,291	$4,390,979	$72	$22,728,342

22	New World Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,684	$—	$1,684
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(371)	—	(371)
Total	$—	$1,313	$—	$1,313

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

New World Fund	23

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

24	New World Fund

During the year ended October 31, 2013, the fund reclassified $30,439,000 from undistributed net investment income to capital paid in on shares of capital stock and $9,916,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $449,288,000.

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$210,254
Undistributed long-term capital gains	238,385
Gross unrealized appreciation on investment securities	6,071,588
Gross unrealized depreciation on investment securities	(714,903)
Net unrealized appreciation on investment securities	5,356,685
Cost of investment securities	17,371,657

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2013	2012
Class A	$157,755	$178,719
Class B	1,069	1,627
Class C	5,304	7,026
Class F-1	27,103	27,912
Class F-2	21,075	17,317
Class 529-A	8,877	9,295
Class 529-B	86	168
Class 529-C	869	1,061
Class 529-E	348	372
Class 529-F-1	535	503
Class R-1	175	287
Class R-2	2,223	2,515
Class R-3	4,630	4,934
Class R-4	4,205	4,065
Class R-5	6,494	6,771
Class R-6	11,539	8,548
Total	$252,287	$271,120

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2013, the investment advisory services fee was $115,073,000, which was equivalent to an annualized rate of 0.557% of average daily net assets.

New World Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

26	New World Fund

For the year ended October 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$29,369	$26,345	$1,240	Not applicable
Class B	2,126	483	Not applicable	Not applicable
Class C	9,813	2,141	492	Not applicable
Class F-1	5,586	2,872	1,118	Not applicable
Class F-2	Not applicable	1,571	726	Not applicable
Class 529-A	1,453	1,225	360	$706
Class 529-B	229	44	12	23
Class 529-C	1,607	296	81	159
Class 529-E	172	39	17	34
Class 529-F-1	—	66	20	38
Class R-1	334	49	17	Not applicable
Class R-2	2,626	1,376	177	Not applicable
Class R-3	2,178	831	218	Not applicable
Class R-4	814	345	164	Not applicable
Class R-5	Not applicable	217	214	Not applicable
Class R-6	Not applicable	18	405	Not applicable
Total class-specific expenses	$56,307	$37,918	$5,261	$960

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $588,000, shown on the accompanying financial statements, includes $365,000 in current fees (either paid in cash or deferred) and a net increase of $223,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$1,670,601	30,072	$154,456	2,868	$(1,901,954)	(34,437)	$(76,897)	(1,497)
Class B	4,705	86	1,060	20	(77,359)	(1,417)	(71,594)	(1,311)
Class C	184,691	3,420	5,235	100	(197,331)	(3,678)	(7,405)	(158)
Class F-1	955,113	17,085	26,884	503	(512,588)	(9,462)	469,409	8,126
Class F-2	723,705	13,172	19,214	357	(356,609)	(6,454)	386,310	7,075
Class 529-A	108,024	1,965	8,875	166	(94,740)	(1,727)	22,159	404
Class 529-B	497	9	86	2	(7,968)	(147)	(7,385)	(136)
Class 529-C	27,545	512	868	16	(23,783)	(443)	4,630	85
Class 529-E	6,250	114	347	6	(5,012)	(92)	1,585	28
Class 529-F-1	11,420	207	534	10	(6,908)	(126)	5,046	91
Class R-1	10,148	188	174	3	(11,946)	(222)	(1,624)	(31)
Class R-2	101,231	1,879	2,221	43	(115,539)	(2,148)	(12,087)	(226)
Class R-3	191,242	3,476	4,625	87	(191,425)	(3,513)	4,442	50
Class R-4	128,222	2,313	4,204	78	(95,598)	(1,733)	36,828	658
Class R-5	123,697	2,219	6,484	120	(89,208)	(1,605)	40,973	734
Class R-6	377,563	6,791	11,534	215	(81,297)	(1,467)	307,800	5,539
Total net increase (decrease)	$4,624,654	83,508	$246,801	4,594	$(3,769,265)	(68,671)	$1,102,190	19,431

See page 28 for footnote.

New World Fund	27

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2012

Class A	$1,155,086	23,190	$174,473	3,778	$(2,157,230)	(43,571)	$(827,671)	(16,603)
Class B	7,158	146	1,608	35	(89,111)	(1,831)	(80,345)	(1,650)
Class C	113,976	2,359	6,898	153	(241,301)	(5,025)	(120,427)	(2,513)
Class F-1	603,370	12,399	27,707	604	(514,320)	(10,449)	116,757	2,554
Class F-2	328,860	6,605	15,800	343	(221,225)	(4,464)	123,435	2,484
Class 529-A	99,880	2,028	9,290	202	(83,652)	(1,699)	25,518	531
Class 529-B	748	15	167	4	(9,356)	(194)	(8,441)	(175)
Class 529-C	27,064	562	1,060	24	(28,373)	(593)	(249)	(7)
Class 529-E	5,161	106	372	8	(5,604)	(114)	(71)	—
Class 529-F-1	9,047	185	495	11	(5,344)	(109)	4,198	87
Class R-1	9,681	200	286	6	(19,096)	(401)	(9,129)	(195)
Class R-2	99,910	2,065	2,511	56	(114,934)	(2,384)	(12,513)	(263)
Class R-3	146,785	2,990	4,926	108	(154,328)	(3,162)	(2,617)	(64)
Class R-4	100,235	2,017	4,064	88	(86,787)	(1,744)	17,512	361
Class R-5	75,788	1,518	6,759	146	(84,243)	(1,677)	(1,696)	(13)
Class R-6	216,457	4,334	8,544	185	(55,052)	(1,104)	169,949	3,415
Total net increase (decrease)	$2,999,206	60,719	$264,960	5,751	$(3,869,956)	(78,521)	$(605,790)	(12,051)

*Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,971,170,000 and $6,820,824,000, respectively, during the year ended October 31, 2013.

28	New World Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 10/31/2013	$52.44	$.66	$6.98	$7.64	$(.71)	$59.37	14.71%	$13,221	1.06%	1.06%	1.20%
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	52.44	7.43	11,755	1.07	1.07	1.47
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	49.61	(7.80)	11,945	1.02	1.02	1.33
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	54.58	23.43	13,335	1.04	1.04	1.60
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Class B:
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	58.31	13.85	192	1.83	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	51.45	6.61	237	1.84	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	48.55	(8.51)	304	1.80	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	43.87	38.94	399	1.96	1.95	1.35
Class C:
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	57.34	13.80	1,052	1.87	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	50.67	6.57	938	1.87	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	47.91	(8.51)	1,007	1.79	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	43.43	39.03	835	1.90	1.89	1.36
Class F-1:
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	58.96	14.75	2,802	1.03	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	52.09	7.47	2,052	1.03	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	49.28	(7.78)	1,816	1.02	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Class F-2:
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	59.46	15.06	1,673.76		.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	52.53	7.77	1,106.77		.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	49.71	(7.54)	923.76		.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	54.68	23.77	829.76		.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	44.86	40.51	402.83		.82	1.89
Class 529-A:
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	58.92	14.65	776	1.12	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	52.06	7.36	664	1.13	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	49.29	(7.81)	602	1.06	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	44.51	40.06	374	1.18	1.17	2.09
Class 529-B:
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	57.81	13.72	21	1.93	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	51.01	6.50	26	1.94	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	48.17	(8.58)	33	1.88	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	43.57	38.91	37	2.01	2.00	1.29
Class 529-C:
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	57.42	13.74	174	1.92	1.92	.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	50.77	6.51	150	1.94	1.94	.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	43.57	38.89	87	2.00	2.00	1.26
Class 529-E:
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	58.45	14.37	38	1.36	1.36	.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	51.65	7.10	32	1.38	1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	44.19	39.61	19	1.49	1.48	1.78

See page 30 for footnotes.

New World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 10/31/2013	$52.13	$.74	$6.93	$7.67	$(.80)	$59.00	14.87%	$44.92%			.92%		1.34%
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	52.13	7.59	34.93			.93		1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	49.36	(7.65)	28.87			.87		1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	54.31	23.63	26.88			.88		1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	44.55	40.31	15.99			.98		2.27
Class R-1:
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	57.51	13.89	36	1.79		1.79		.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	50.76	6.61	33	1.83		1.83		.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	47.98	(8.53)	41	1.82		1.82		.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	52.87	22.44	44	1.85		1.85		.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	43.51	38.94	32	1.96		1.96		1.20
Class R-2:
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	57.49	13.90	370	1.78		1.78		.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	50.80	6.60	338	1.83		1.83		.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	48.04	(8.49)	333	1.80		1.80		.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	52.91	22.45	364	1.84		1.84		.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	43.50	38.80	280	2.03		2.02		1.22
Class R-3:
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	58.58	14.41	472	1.34		1.34		.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	51.76	7.12	414	1.36		1.36		1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	48.97	(8.09)	395	1.35		1.35		1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	53.91	23.01	398	1.38		1.38		1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	44.29	39.66	279	1.47		1.46		1.77
Class R-4:
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	59.19	14.79	369	1.01		1.01		1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	52.29	7.50	292	1.01		1.01		1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	49.46	(7.80)	258	1.01		1.01		1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	54.43	23.46	268	1.03		1.03		1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	44.68	40.13	170	1.11		1.10		2.07
Class R-5:
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	59.66	15.14	477.70			.70		1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	52.68	7.81	383.72			.72		1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	49.85	(7.50)	363.71			.71		1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	54.81	23.79	554.74			.74		1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	44.94	40.56	450.80			.80		2.65
Class R-6:
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	59.58	15.19	1,043.65			.65		1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	52.61	7.87	630.66			.66		1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	49.80	(7.46)	426.66			.66		1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	54.76	23.89	327.68			.68		1.96
Six months ended 10/31/2009[4]	34.02	.40	10.43	10.83	—	44.85	31.83	232.75		[5]	.75	[5]	1.94	[5]

	Year ended October 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	36%	25%	25%	20%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

30	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2013

New World Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2013, through October 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New World Fund

	Beginning account value 5/1/2013	Ending account value 10/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,049.13	$5.37	1.04%
Class A — assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class B — actual return	1,000.00	1,045.15	9.33	1.81
Class B — assumed 5% return	1,000.00	1,016.08	9.20	1.81
Class C — actual return	1,000.00	1,044.85	9.54	1.85
Class C — assumed 5% return	1,000.00	1,015.88	9.40	1.85
Class F-1 — actual return	1,000.00	1,049.13	5.27	1.02
Class F-1 — assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 — actual return	1,000.00	1,050.72	3.88	.75
Class F-2 — assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-A — actual return	1,000.00	1,048.78	5.73	1.11
Class 529-A — assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class 529-B — actual return	1,000.00	1,044.45	9.89	1.92
Class 529-B — assumed 5% return	1,000.00	1,015.53	9.75	1.92
Class 529-C — actual return	1,000.00	1,044.58	9.84	1.91
Class 529-C — assumed 5% return	1,000.00	1,015.58	9.70	1.91
Class 529-E — actual return	1,000.00	1,047.48	6.97	1.35
Class 529-E — assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class 529-F-1 — actual return	1,000.00	1,049.85	4.70	.91
Class 529-F-1 — assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-1 — actual return	1,000.00	1,045.24	9.23	1.79
Class R-1 — assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class R-2 — actual return	1,000.00	1,045.28	9.18	1.78
Class R-2 — assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class R-3 — actual return	1,000.00	1,047.59	6.92	1.34
Class R-3 — assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-4 — actual return	1,000.00	1,049.44	5.17	1.00
Class R-4 — assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-5 — actual return	1,000.00	1,051.09	3.62	.70
Class R-5 — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-6 — actual return	1,000.00	1,051.35	3.36	.65
Class R-6 — assumed 5% return	1,000.00	1,021.93	3.31	.65

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2013:

Foreign taxes	$0.08 per share
Foreign source income	$1.26 per share
Qualified dividend income	100%
Corporate dividends received deduction	$19,558,000
U.S. government income that may be exempt from state taxation	$339,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	New World Fund

Board of directors and other officers

“Independent” directors1

Name and age	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Elisabeth Allison, 67	1999	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 61	2005	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 53	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.
Koichi Itoh, 73 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 71	1999	President Emeritus, American Public Media	10	None
William I. Miller, 57	1999	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.
Alessandro Ovi, 69	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

“Interested” directors4,5

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Michael J. Thawley, 63 Vice Chairman of the Board	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.[6]	5	None
Robert W. Lovelace, 51 President	1999	President and Director, Capital Research and Management Company; Senior Vice President – Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

New World Fund	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark E. Denning, 56 Senior Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research Company;[6] Director, Capital Research and Management Company
Nicholas J. Grace, 47 Senior Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company[6]
Walter R. Burkley, 47 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Michael J. Downer, 58 Vice President	2003	Director, Senior Vice President, Secretary and Chief Legal Officer, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]
Bradford F. Freer, 44 Vice President	2006	Senior Vice President — Capital World Investors, Capital Research Company[6]
F. Galen Hoskin, 49 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company;[6] Director, Capital Strategy Research, Inc.[6]
Carl M. Kawaja, 49 Vice President	1999	Senior Vice President — Capital World Investors, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Winnie Kwan, 41 Vice President	2010	Director, The Capital Group Companies, Inc.;[6] Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 41 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director or trustee of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, with the exception of Winnie Kwan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	New World Fund

Offices of the fund and of the investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2013, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone or our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-036-1213P Litho in USA KBDA/Q/8066-S37059

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$97,000
2013	$103,000

b) Audit-Related Fees:
2012	$6,000
2013	$7,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$8,000
2013	$39,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	$20,000

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,028,000
2013	$1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$18,000
2013	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,640,000 for fiscal year 2012 and $1,522,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund, Inc.® Investment portfolio October 31, 2013

Common stocks 80.92%
		Value
Consumer discretionary 12.54%	Shares	(000)

Naspers Ltd., Class N	2,409,981	$225,424
Hankook Tire Co., Ltd.	2,461,680	144,579
Toyota Motor Corp.	2,214,500	143,234
Melco Crown Entertainment Ltd. (ADR)[1]	3,945,000	130,816
Swatch Group Ltd, non-registered shares	142,200	90,976
Swatch Group Ltd	342,000	38,107
Ctrip.com International, Ltd. (ADR)[1]	2,166,000	117,506
Wynn Macau, Ltd.	27,771,200	106,564
Melco International Development Ltd.	33,085,000	103,911
Zhongsheng Group Holdings Ltd.	57,922,000	92,789
Truworths International Ltd.	9,233,000	88,295
Bayerische Motoren Werke AG	776,000	88,019
Hyundai Motor Co.	350,800	83,669
Inchcape PLC	8,060,000	82,193
Domino's Pizza, Inc.	1,195,000	80,137
Li & Fung Ltd.	53,203,800	75,211
Chow Sang Sang Holdings International Ltd.	21,805,000	70,733
Tata Motors Ltd.	10,557,249	65,477
Arcos Dorados Holdings Inc., Class A	5,392,400	64,925
L'Occitane International SA	27,946,500	63,369
Galaxy Entertainment Group Ltd.[1]	8,425,000	62,864
MGM China Holdings Ltd.	17,202,000	59,241
Daimler AG	705,000	57,854
Renault SA	644,894	56,485
Honda Motor Co., Ltd.	1,385,000	55,144
Zee Entertainment Enterprises Ltd.	11,250,000	48,703
Hyundai Mobis Co., Ltd.	171,148	48,323
Techtronic Industries Co. Ltd.	17,785,000	44,732
Golden Eagle Retail Group Ltd.	26,393,000	39,625
Nissan Motor Co., Ltd.	3,777,000	37,720
NIKE, Inc., Class B	445,000	33,713
Mr Price Group Ltd.	2,132,190	33,595
Kering SA	135,000	30,675
SAIC Motor Corp. Ltd., Class A	12,288,113	28,913
Publicis Groupe SA	326,159	27,204
Shangri-La Asia Ltd.	14,802,000	27,111
Sands China Ltd.	3,630,000	25,798
Dongfeng Motor Group Co., Ltd., Class H	17,518,000	24,764
Cie. Financière Richemont SA, Class A	235,000	24,100
Intercontinental Hotels Group PLC	774,666	22,569
Hero MotoCorp Ltd.	606,394	20,508
General Motors Co.[1]	548,000	20,249
PT Astra International Tbk	32,820,000	19,362
Mahindra & Mahindra Ltd.	1,320,500	19,077

Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Las Vegas Sands Corp.	260,000	$ 18,257
Belle International Holdings Ltd.	8,350,000	11,782
		2,854,302
Information technology 11.46%

Baidu, Inc., Class A (ADR)[1]	2,540,800	408,815
Samsung Electronics Co. Ltd.	216,950	299,629
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	51,357
Mail.Ru Group Ltd. (GDR)	7,024,107	259,049
Mail.Ru Group Ltd. (GDR)[2]	848,230	31,283
Tencent Holdings Ltd.	3,467,000	189,247
Google Inc., Class A1	180,500	186,020
Yandex NV, Class A1	3,491,000	128,678
Taiwan Semiconductor Manufacturing Co. Ltd.	28,443,000	106,009
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,092
Alcatel-Lucent[1]	31,281,011	119,643
Murata Manufacturing Co., Ltd.	1,438,900	115,165
TDK Corp.	2,006,800	84,901
Avago Technologies Ltd.	1,867,000	84,818
NetEase, Inc. (ADR)	1,182,399	79,824
AAC Technologies Holdings Inc.	15,978,000	70,585
Youku Inc., Class A (ADR)[1]	1,966,000	53,554
Anritsu Corp.	2,937,000	38,322
Quanta Computer Inc.	14,608,000	34,656
ASM Pacific Technology Ltd.	3,419,900	32,973
Gemalto NV	274,900	30,826
Cognizant Technology Solutions Corp., Class A1	350,600	30,478
Hon Hai Precision Industry Co., Ltd.	10,890,000	27,615
Hexagon AB, Class B	868,000	26,066
Yahoo! Inc.[1]	775,000	25,521
Halma PLC	2,225,000	19,568
Spectris PLC	500,000	18,535
SINA Corp.[1]	206,300	17,238
Infineon Technologies AG	1,590,000	15,390
		2,607,857
Financials 10.86%

Prudential PLC	9,336,431	191,467
AIA Group Ltd.	34,774,600	176,497
Kasikornbank PCL	20,102,038	125,295
Kasikornbank PCL, nonvoting depository receipt	4,787,962	29,228
AEON Financial Service Co., Ltd.	4,910,000	150,051
Siam Commercial Bank PCL	22,018,000	116,368
Citigroup Inc.	2,212,000	107,901
Sberbank of Russia (ADR)	6,277,500	80,164
Sberbank of Russia (GDR)[2]	1,432,900	18,298
Banco Espírito Santo, SA1	73,891,432	97,617
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,880,000	97,214
Bank of the Philippine Islands	41,870,809	96,901
UniCredit SpA	11,897,069	89,489
Axis Bank Ltd.	3,924,628	78,084
Banco Bilbao Vizcaya Argentaria, SA	5,469,756	64,084
Common stocks
		Value
Financials (continued)	Shares	(000)

Itaúsa – Investimentos Itaú SA, preferred nominative	14,632,466	$ 63,032
American Tower Corp.	760,000	60,306
Kotak Mahindra Bank Ltd.	4,650,000	56,934
Housing Development Finance Corp. Ltd.	4,000,250	55,657
Agricultural Bank of China, Class H	113,785,000	54,742
HDFC Bank Ltd.	4,700,000	52,067
PT Bank Rakyat Indonesia (Persero) Tbk	71,186,000	49,889
Ayala Land, Inc.	65,163,800	44,413
Ayala Land, Inc.[3]	30,910,900	72
ACE Ltd.	425,000	40,562
China Pacific Insurance (Group) Co., Ltd., Class H	11,110,000	40,124
Krung Thai Bank PCL	59,918,000	39,079
Türkiye Garanti Bankasi AS	8,559,582	34,474
ICICI Bank Ltd.	1,845,000	33,653
Banco Bradesco SA, preferred nominative	2,173,708	31,322
Metropolitan Bank & Trust Co.	13,487,500	27,780
Itaú Unibanco Holding SA, preferred nominative	1,700,524	26,265
China Vanke Co., Ltd., Class A	16,782,911	25,362
Bank of China Ltd., Class H	47,531,000	22,254
Brookfield Asset Management Inc., Class A	562,000	22,244
Standard Chartered PLC	912,800	21,946
Banco Santander, SA1	2,443,000	21,690
Banco Santander (Brasil) SA, units	3,000,000	20,556
TCS Group Holding Plc[1,2]	768,600	13,220
TCS Group Holding Plc (GDR)[1]	424,800	7,307
CITIC Securities Co. Ltd., Class A	10,378,930	20,181
BDO Unibank, Inc.	9,613,333	18,021
Industrial and Commercial Bank of China Ltd., Class H	20,106,845	14,082
BM&FBOVESPA SA, ordinary nominative	2,242,000	12,640
China Overseas Land & Investment Ltd.	4,072,000	12,605
Bao Viet Holdings	2,931,430	5,529
Longfor Properties Co. Ltd.	3,323,500	5,418
C C Land Holdings Ltd.	2,000,000	539
		2,472,623
Consumer staples 8.99%

OJSC Magnit (GDR)	2,295,700	147,499
OJSC Magnit (GDR)[2]	1,881,000	120,854
Nestlé SA	2,419,417	174,653
Pernod Ricard SA	1,204,363	144,717
Anheuser-Busch InBev NV	1,254,395	130,462
Shoprite Holdings Ltd.	6,300,000	115,347
LT Group, Inc.	280,585,400	107,923
United Spirits Ltd.	2,102,363	88,061
British American Tobacco PLC	1,533,000	84,457
United Breweries Ltd.	5,131,864	77,260
SABMiller PLC	1,437,200	74,985
Hypermarcas SA, ordinary nominative	8,108,200	70,759
PepsiCo, Inc.	646,000	54,322
Procter & Gamble Co.	643,000	51,922
Henkel AG & Co. KGaA, nonvoting preferred	470,000	50,860
Grupo Nutresa SA	3,341,557	47,677
Coca-Cola Icecek AS, Class C	1,544,750	44,302
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

Coca-Cola Co.	1,000,000	$ 39,570
Unilever NV, depository receipts	990,000	39,210
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	38,835
Wumart Stores, Inc., Class H	22,535,000	37,612
Associated British Foods PLC	1,015,000	36,894
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	36,486
Thai Beverage PCL	70,000,000	30,712
Japan Tobacco Inc.	783,000	28,269
Asahi Group Holdings, Ltd.	1,030,000	27,759
Charoen Pokphand Foods PCL	32,444,000	25,330
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	650,000	24,180
Avon Products, Inc.	1,300,000	22,750
ITC Ltd.	3,695,000	20,142
China Resources Enterprise, Ltd.	4,626,000	16,379
L'Oréal SA, non-registered shares	82,700	14,165
Tingyi (Cayman Islands) Holding Corp.	4,220,000	11,920
Marfrig Alimentos SA, ordinary nominative[1]	4,318,292	8,770
		2,045,043
Industrials 8.36%

International Container Terminal Services, Inc.[4]	106,374,000	256,026
Cummins Inc.	1,377,000	174,907
Alliance Global Group, Inc.	167,000,000	101,839
Intertek Group PLC	1,760,700	94,066
European Aeronautic Defence and Space Co. EADS NV	1,174,573	80,712
ASSA ABLOY AB, Class B	1,617,660	80,308
Jardine Matheson Holdings Ltd.	1,275,000	69,475
Experian PLC	3,325,000	67,708
Shanghai Industrial Holdings Ltd.	20,253,000	67,005
Toshiba Corp.	15,700,000	66,421
United Technologies Corp.	607,000	64,494
Bureau Veritas SA	2,074,864	62,653
JG Summit Holdings, Inc.	57,133,300	57,715
Andritz AG	895,000	55,133
SGS SA	23,101	54,128
Chart Industries, Inc.[1]	495,561	53,258
Industries Qatar QSC	1,032,849	45,258
AirAsia Bhd.	52,028,000	44,187
China State Construction International Holdings Ltd.	25,662,000	43,227
Kansas City Southern	355,000	43,140
A.P. Moller-Maersk A/S, Class B	4,400	42,572
Aggreko PLC	1,605,536	41,446
Schneider Electric SA	484,238	40,796
Koc Holding AS, Class B	6,772,150	33,246
Siemens AG	235,000	30,050
Container Corp. of India Ltd.	2,100,000	25,866
KONE Oyj, Class B	209,900	18,510
Rockwell Automation	151,000	16,672
Legrand SA	280,000	15,902
Cebu Air, Inc.	12,878,300	15,722
DKSH Holding AG	167,935	14,039
Johnson Electric Holdings Ltd.	16,382,000	11,790
KBR, Inc.	340,000	11,744
Common stocks
		Value
Industrials (continued)	Shares	(000)

Kühne + Nagel International AG	11,478	$ 1,451
PT Bakrie & Brothers Tbk[1,3]	1,332,820,100	1,064
		1,902,530
Energy 6.76%

Ophir Energy PLC[1,4]	32,317,242	171,982
InterOil Corp.[1]	2,228,239	154,751
Pacific Rubiales Energy Corp.	7,243,728	149,856
Genel Energy PLC[1]	9,625,600	146,620
Indus Gas Ltd.[1]	7,000,000	101,014
Gulf Keystone Petroleum Ltd.[1]	19,594,850	54,668
Gulf Keystone Petroleum Ltd.[1,2]	14,287,125	39,860
Oil Search Ltd.	11,469,378	92,251
Royal Dutch Shell PLC, Class B	1,905,000	65,961
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,599
Cobalt International Energy, Inc.[1]	3,330,000	77,289
Noble Energy, Inc.	1,030,000	77,178
Africa Oil Corp.[1]	4,326,150	38,421
Africa Oil Corp.[1,5]	3,731,550	33,141
Africa Oil Corp. (SEK denominated)[1,3,5]	275,600	2,397
Africa Oil Corp. (SEK denominated)[1]	71,325	633
Galp Energia, SGPS, SA, Class B	3,816,155	64,664
Heritage Oil Ltd.[1,4]	14,813,874	44,061
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,190,000	20,742
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	1,085,000	19,704
YPF Sociedad Anónima, Class D (ADR)	1,850,000	38,572
Essar Energy PLC[1]	19,963,500	38,155
CNOOC Ltd.	15,861,000	32,569
Eni SpA	856,000	21,676
BP PLC	2,480,000	19,194
INPEX CORP.	1,252,000	14,439
African Petroleum Corp. Ltd.[1]	30,658,000	3,912
		1,538,309
Health care 6.35%

Hikma Pharmaceuticals PLC[4]	11,911,828	229,384
Novo Nordisk A/S, Class B	1,184,150	197,026
Novartis AG	1,481,600	115,037
Novartis AG (ADR)	300,000	23,265
Alexion Pharmaceuticals, Inc.[1]	924,026	113,609
Bayer AG	718,500	89,301
JSC Pharmstandard (GDR)[1]	6,123,618	81,383
JSC Pharmstandard (GDR)[1,2]	392,700	5,219
Teva Pharmaceutical Industries Ltd. (ADR)	2,256,000	83,675
Baxter International Inc.	1,180,000	77,727
Grifols, SA, Class B, non-registered shares	1,689,685	50,701
Grifols, SA, Class A, non-registered shares	464,100	19,033
Krka, dd, Novo mesto[3]	755,000	58,315
CSL Ltd.	820,000	53,864
Life Healthcare Group Holdings Ltd.	12,125,000	49,521
BioMarin Pharmaceutical Inc.[1]	590,000	37,064
Waters Corp.[1]	330,000	33,304
Cochlear Ltd.	540,000	30,061
Common stocks
		Value
Health care (continued)	Shares	(000)

Mindray Medical International Ltd., Class A (ADR)	747,000	$ 28,095
Merck & Co., Inc.	600,000	27,054
Allergan, Inc.	297,000	26,911
PT Kalbe Farma Tbk	139,340,000	16,069
		1,445,618
Telecommunication services 4.57%

SoftBank Corp.	4,680,900	347,509
MTN Group Ltd.	10,653,991	211,769
Vodafone Group PLC	40,174,300	144,613
América Móvil, SAB de CV, Series L (ADR)	4,830,748	103,426
Globe Telecom, Inc.	1,670,000	67,248
Shin Corp. PCL, nonvoting depository receipt	19,635,000	53,149
Millicom International Cellular SA (SDR)	521,440	48,080
Hellenic Telecommunications Organization SA1	1,216,500	15,344
PT XL Axiata Tbk	34,045,665	13,516
China Communications Services Corp. Ltd., Class H	20,400,000	12,498
OJSC MegaFon (GDR)[2]	343,900	12,484
Philippine Long Distance Telephone Co.	131,650	8,744
NII Holdings, Inc., Class B1	808,222	2,780
		1,041,160
Materials 3.37%

Linde AG	555,392	105,534
Givaudan SA	55,362	78,587
Celanese Corp., Series A	1,041,000	58,306
Holcim Ltd	559,676	41,697
Grasim Industries Ltd.	491,502	22,514
Grasim Industries Ltd. (GDR)[3]	383,498	17,567
International Flavors & Fragrances Inc.	475,000	39,259
Solvay NV	240,000	37,572
Akzo Nobel NV	480,000	34,906
OJSC Alrosa AK2	27,519,470	30,968
OJSC Alrosa AK	1,989,846	2,239
Ambuja Cements Ltd.	10,700,000	32,794
First Quantum Minerals Ltd.	1,616,000	30,657
African Minerals Ltd.[1]	9,803,102	29,315
ArcelorMittal	1,650,000	26,066
BHP Billiton PLC	700,000	21,668
Wacker Chemie AG	228,000	21,450
PT Indocement Tunggal Prakarsa Tbk	11,262,500	20,881
Israel Chemicals Ltd.	2,285,000	18,909
Vedanta Resources PLC	1,098,918	18,730
Aquarius Platinum Ltd. (GBP denominated)[1]	15,760,636	10,929
Aquarius Platinum Ltd.[1]	7,384,628	4,851
Praxair, Inc.	110,000	13,718
Northam Platinum Ltd.	3,167,345	12,999
LG Chem, Ltd.	45,500	12,847
ACC Ltd.	540,000	9,972
PT Semen Indonesia (Persero) Tbk	5,800,000	7,383
Sigma-Aldrich Corp.	45,000	3,889
		766,207

Common stocks
		Value
Utilities 2.72%	Shares	(000)

ENN Energy Holdings Ltd.	46,186,000	$ 273,732
PT Perusahaan Gas Negara (Persero) Tbk	251,233,500	113,665
Huaneng Power International, Inc., Class H	79,600,000	83,163
Power Grid Corp. of India Ltd.	39,047,000	64,363
Cheung Kong Infrastructure Holdings Ltd.	8,340,000	58,035
Energy World Corp. Ltd.[1]	61,900,000	25,450
		618,408
Miscellaneous 4.94%

Other common stocks in initial period of acquisition		1,124,834
Total common stocks (cost: $13,028,950,000)		18,416,891
Convertible securities 0.03%
	Principal amount
Consumer staples 0.03%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	7,770
Total convertible securities (cost: $8,166,000)		7,770
Bonds, notes & other debt instruments 10.58%

Bonds & notes of governments outside the U.S. 7.86%

United Mexican States Government, Series M10, 8.00% 2015	MXN476,500	39,492
United Mexican States Government, Series M, 5.00% 2017	70,900	5,501
United Mexican States Government Global, Series A, 5.625% 2017	$14,550	16,361
United Mexican States Government 3.50% 2017[6]	MXN136,185	11,527
United Mexican States Government 4.00% 2019[6]	415,487	36,297
United Mexican States Government Global, Series A, 5.125% 2020	$18,020	20,363
United Mexican States Government, Series M, 6.50% 2021	MXN469,400	37,863
United Mexican States Government Global, Series A, 3.625% 2022	$12,000	12,210
United Mexican States Government, Series M20, 10.00% 2024	MXN147,000	14,870
United Mexican States Government Global, Series A, 6.05% 2040	$24,050	27,357
United Mexican States Government 4.00% 2040[6]	MXN63,883	5,201
Turkey (Republic of) 7.00% 2016	$12,750	14,238
Turkey (Republic of) 4.557% 2018[2]	8,605	8,818
Turkey (Republic of) 6.75% 2018	15,200	17,052
Turkey (Republic of) 7.00% 2019	3,500	4,007
Turkey (Republic of) 10.50% 2020	TRY58,575	32,306
Turkey (Republic of) 3.00% 2021[6]	45,125	24,064
Turkey (Republic of) 5.625% 2021	$32,200	34,534
Turkey (Republic of) 9.50% 2022	TRY23,300	12,314
Turkey (Republic of) 6.875% 2036	$ 7,500	8,316
Turkey (Republic of) 6.75% 2040	5,600	6,125
Turkey (Republic of) 6.00% 2041	16,000	16,140
Turkey (Republic of) 4.875% 2043	6,500	5,655
Philippines (Republic of) 9.375% 2017	4,000	4,940
Philippines (Republic of) 9.875% 2019	19,100	25,761
Philippines (Republic of) 4.95% 2021	PHP1,190,000	30,569
Philippines (Republic of) 6.375% 2022	350,000	9,912
Philippines (Republic of) 5.50% 2026	$ 7,000	8,050
Philippines (Republic of) 7.75% 2031	16,070	21,674
Philippines (Republic of) 6.25% 2036	PHP1,460,000	38,519
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Indonesia (Republic of) 6.875% 2018	$ 7,746	$ 8,830
Indonesia (Republic of) 5.875% 2020	33,000	36,300
Indonesia (Republic of) 4.875% 2021[2]	30,140	31,421
Indonesia (Republic of) 4.875% 2021	18,770	19,568
Indonesia (Republic of) 3.75% 2022	3,425	3,254
Indonesia (Republic of) 3.375% 2023[2]	15,750	14,254
Indonesia (Republic of) 7.75% 2038[2]	3,730	4,565
Indonesia (Republic of) 5.25% 2042	5,000	4,681
Russian Federation 3.25% 2017[2]	8,400	8,809
Russian Federation 6.20% 2018	RUB1,123,400	34,679
Russian Federation 5.00% 2020	$11,000	12,023
Russian Federation 7.50% 2030[8]	29,512	35,180
Russian Federation 7.50% 2030[2,8]	22,031	26,262
Greek Government 2.00%/3.00% 2023[7]	€7,265	6,803
Greek Government 2.00%/3.00% 2024[7]	7,265	6,450
Greek Government 2.00%/3.00% 2025[7]	7,265	6,251
Greek Government 2.00%/3.00% 2026[7]	7,265	6,087
Greek Government 2.00%/3.00% 2027[7]	7,265	5,889
Greek Government 2.00%/3.00% 2028[7]	7,265	5,704
Greek Government 2.00%/3.00% 2029[7]	7,265	5,578
Greek Government 2.00%/3.00% 2030[7]	7,265	5,460
Greek Government 2.00%/3.00% 2031[7]	7,265	5,360
Greek Government 2.00%/3.00% 2032[7]	7,265	5,262
Greek Government 2.00%/3.00% 2033[7]	7,265	5,160
Greek Government 2.00%/3.00% 2034[7]	7,265	5,101
Greek Government 2.00%/3.00% 2035[7]	7,265	5,056
Greek Government 2.00%/3.00% 2036[7]	7,265	5,017
Greek Government 2.00%/3.00% 2037[7]	7,265	5,017
Greek Government 2.00%/3.00% 2038[7]	7,265	5,013
Greek Government 2.00%/3.00% 2039[7]	7,265	5,037
Greek Government 2.00%/3.00% 2040[7]	7,265	5,044
Greek Government 2.00%/3.00% 2041[7]	7,265	5,023
Greek Government 2.00%/3.00% 2042[7]	7,265	4,995
South Africa (Republic of) 5.50% 2020	$20,200	22,018
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR288,500	29,050
South Africa (Republic of), Series R-209, 6.25% 2036	159,910	11,963
South Africa (Republic of), Series R-214, 6.50% 2041	305,090	22,779
Venezuela (Republic of) 8.50% 2014	$ 3,750	3,718
Venezuela (Republic of) 5.75% 2016	22,000	19,635
Venezuela (Republic of) 7.75% 2019	6,250	5,156
Venezuela (Republic of) 9.25% 2027	60,465	50,125
Venezuela (Republic of) 9.25% 2028	6,485	5,188
Venezuela (Republic of) 9.375% 2034	2,025	1,620
Peru (Republic of) 8.375% 2016	15,763	18,443
Peru (Republic of) 7.84% 2020	PEN23,680	9,956
Peru (Republic of) 7.35% 2025	$19,685	25,472
Peru (Republic of) 8.20% 2026	PEN8,000	3,583
Peru (Republic of) 8.75% 2033	$14,975	21,908
Peru (Republic of) 6.55% 2037[8]	5,042	6,033
Colombia (Republic of) Global 12.00% 2015	COP 2,555,000	1,540
Colombia (Republic of), Series B, 5.00% 2018	96,172,300	49,439
Colombia (Republic of) Global 4.375% 2021	$4,000	4,246
Colombia (Republic of), Series B, 7.00% 2022	COP1,802,000	973
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Colombia (Republic of) Global 9.85% 2027	COP12,099,000	$ 8,596
Colombia (Republic of), Series B, 6.00% 2028	30,523,900	15,051
Brazil (Federal Republic of) 6.00% 2015[6]	BRL13,718	6,390
Brazil (Federal Republic of) 6.00% 2018[6]	25,323	11,672
Brazil (Federal Republic of) Global 8.875% 2019	$6,100	8,150
Brazil (Federal Republic of) 6.00% 2020[6]	BRL24,172	11,138
Brazil (Federal Republic of) 6.00% 2022[6]	62,237	28,718
Brazil (Federal Republic of) 6.00% 2045[6]	25,150	11,775
Croatian Government 6.75% 2019[2]	$ 9,890	10,830
Croatian Government 6.625% 2020	27,365	29,691
Croatian Government 6.625% 2020[2]	2,000	2,170
Croatian Government 6.375% 2021[2]	18,245	19,454
Croatian Government 5.50% 2023[2]	9,785	9,761
Hungarian Government 4.125% 2018	7,930	7,973
Hungarian Government 6.25% 2020	37,240	40,666
Hungarian Government 6.375% 2021	9,260	10,105
Hungarian Government 5.375% 2023	10,840	10,815
Polish Government 3.00% 2016[6]	PLN25,613	8,764
Polish Government, Series 1021, 5.75% 2021	74,600	27,003
Polish Government 5.00% 2022	$20,295	22,248
Polish Government 2.75% 2023[6]	PLN10,540	3,623
Slovenia (Republic of) 4.75% 2018[2]	$16,515	16,391
Slovenia (Republic of) 5.50% 2022[2]	3,000	2,880
Slovenia (Republic of) 5.85% 2023[2]	31,870	31,233
Chilean Government 3.875% 2020	7,135	7,629
Chilean Government 5.50% 2020	CLP6,515,000	13,068
Chilean Government 6.00% 2020	270,000	560
Chilean Government 3.00% 2020[6]	457,053	949
Chilean Government 3.25% 2021	$1,765	1,798
Chilean Government 6.00% 2021	CLP8,360,000	17,466
Chilean Government 6.00% 2022	540,000	1,130
Chilean Government 3.00% 2022[6]	399,922	841
Chilean Government 3.00% 2022[6]	472,294	987
Chilean Government 6.00% 2023	240,000	500
Chilean Government 3.00% 2023[6]	645,084	1,363
Nigeria (Republic of) 5.125% 2018[2]	$4,265	4,420
Nigeria (Republic of) 6.75% 2021[2]	8,100	8,935
Nigeria (Republic of) 16.39% 2022	NGN3,910,000	29,724
Nigeria (Republic of) 6.375% 2023[2]	$2,145	2,274
Uruguay (Republic of) 5.00% 2018[6]	UYU109,755	5,790
Uruguay (Republic of) 4.375% 2028[6,8]	483,265	25,657
Panama (Republic of) Global 8.875% 2027	$ 2,775	3,868
Panama (Republic of) Global 9.375% 2029	9,034	13,099
Panama (Republic of) Global 6.70% 2036[8]	6,819	8,098
Argentina (Republic of) 8.28% 2033[8,9]	18,084	13,065
Argentina (Republic of) 0% 2035	61,229	5,449
Dominican Republic 9.04% 2018[8]	3,541	3,908
Dominican Republic 7.50% 2021[8]	1,000	1,111
Dominican Republic 8.625% 2027[2,8]	9,900	11,177
Pakistan Government 6.875% 2017	13,600	13,498
Bahrain Government 5.50% 2020	11,635	12,042
Bahrain Government 5.50% 2020[2]	565	585

Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

India Treasury Bill 0% 2014	INR370,000	$ 5,934
Egypt (Arab Republic of) 5.75% 2020[2]	$ 4,000	3,710
Morocco Government 4.25% 2022[2]	2,200	2,088
Morocco Government 5.50% 2042[2]	1,800	1,585
		1,789,419
U.S. Treasury bonds & notes 0.80%

U.S. Treasury 4.75% 2014[10]	15,200	15,580
U.S. Treasury 4.00% 2015[10]	157,900	165,623
		181,203
Energy 0.68%

Gazprom OJSC 5.092% 2015[2]	11,480	12,213
Gazprom OJSC 9.25% 2019	15,000	18,787
Gazprom OJSC, Series 9, 6.51% 2022	28,850	31,807
Gazprom OJSC 6.51% 2022[2]	10,810	11,918
Gazprom OJSC 7.288% 2037	10,600	11,819
Petróleos Mexicanos 5.50% 2021	7,675	8,404
Petróleos Mexicanos 4.875% 2022	5,568	5,805
Petróleos Mexicanos 3.50% 2023	3,975	3,697
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,350
Petróleos Mexicanos 6.50% 2041	1,350	1,444
Zhaikmunai LP 7.125% 2019[2]	11,000	11,767
Reliance Holdings Ltd. 4.50% 2020[2]	7,135	7,231
Reliance Holdings Ltd. 5.40% 2022[2]	2,175	2,227
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,8]	4,474	4,868
PTT Exploration & Production Ltd. 5.692% 2021[2]	3,400	3,733
Ecopetrol SA 5.875% 2023	3,100	3,373
		155,443
Financials 0.48%

HSBK (Europe) BV 7.25% 2021[2]	24,090	25,505
HSBK (Europe) BV 7.25% 2021	8,000	8,470
SB Capital SA 5.40% 2017	11,900	12,867
SB Capital SA 5.25% 2023[2]	10,000	9,362
BBVA Bancomer SA, junior subordinated 7.25% 2020[2]	4,505	4,955
BBVA Bancomer SA 6.50% 2021[2]	6,550	7,123
Longfor Properties Co. Ltd. 9.50% 2016	10,400	11,147
Dubai Holding Commercial Operations MTN Ltd. 6.00% 2017	£4,000	6,638
Development Bank of Kazakhstan 5.50% 2015[2]	$ 6,059	6,427
VEB Finance Ltd. 6.902% 2020	5,300	5,987
Bank of India 3.625% 2018[2]	6,000	5,761
Banco de Crédito del Perú 5.375% 2020[2]	5,000	5,338
		109,580
Consumer staples 0.18%

BFF International Ltd. 7.25% 2020[2]	12,500	14,281
Brasil Foods SA 5.875% 2022[2]	12,000	12,510
Marfrig Holdings (Europe) BV 9.875% 2017[2]	13,895	13,947
Marfrig Overseas Ltd. 9.50% 2020[2]	1,150	1,122
		41,860
Bonds, notes and other debt instruments
	Principal amount	Value
Industrials 0.16%	(000)	(000)

Brunswick Rail Finance Ltd. 6.50% 2017	$10,455	$ 10,707
Brunswick Rail Finance Ltd. 6.50% 2017[2]	9,345	9,571
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[2]	17,000	15,980
		36,258
Utilities 0.15%

Eskom Holdings Ltd. 5.75% 2021[2]	12,300	12,515
AES Panamá, SA 6.35% 2016[2]	10,400	11,283
CEZ, a s 4.25% 2022[2]	4,720	4,804
Enersis SA 7.375% 2014	4,550	4,604
		33,206
Materials 0.13%

CEMEX SAB de CV 4.999% 2018[2,11]	12,000	12,360
CEMEX SAB de CV 9.00% 2018[2]	6,255	6,834
CEMEX España, SA 9.25% 2020[2]	9,289	10,171
CEMEX SA 9.25% 2020	1,250	1,369
		30,734
Telecommunication services 0.12%

MTS International Funding Ltd. 8.625% 2020	13,200	15,972
Digicel Group Ltd. 8.25% 2020[2]	5,500	5,830
Digicel Group Ltd. 6.00% 2021[2]	4,850	4,717
		26,519
Information technology 0.01%

Samsung Electronics America, Inc. 1.75% 2017[2]	2,075	2,101

Consumer discretionary 0.01%

Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,939
Total bonds, notes & other debt instruments (cost: $2,332,963,000)		2,408,262

Short-term securities 8.33%

Freddie Mac 0.08%–0.16% due 11/5/2013–6/4/2014	$582,200	582,017
Nordea Bank AB 0.15%–0.225% due 11/18/2013–2/19/2014[2]	188,100	188,045
Bank of Nova Scotia 0.09%–0.19% due 11/19/2013–1/28/2014	170,400	170,350
Sumitomo Mitsui Banking Corp. 0.155%–0.215% due 11/18–12/5/2013[2]	169,100	169,077
Mizuho Funding LLC 0.165%–0.225% due 11/20/2013–1/22/2014[2]	136,600	136,560
Fannie Mae 0.12%–0.15% due 12/16/2013–6/2/2014	117,700	117,652
Federal Home Loan Bank 0.06%–0.15% due 11/1/2013–3/21/2014	88,400	88,393
BNZ International Funding Ltd. 0.165% due 1/7/2014[2]	40,000	39,986
National Australia Funding (Delaware) Inc. 0.14% due 1/2/2014[2]	34,300	34,294
Old Line Funding, LLC 0.20% due 1/16/2014[2]	35,000	34,994
Thunder Bay Funding, LLC 0.17% due 11/20/2013[2]	30,000	29,996
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.18%–0.19% due 11/12/2013–1/23/2014[2]	62,500	62,484
Federal Farm Credit Banks 0.13%–0.15% due 11/20–11/21/2013	60,300	60,299
Toronto-Dominion Holdings USA Inc. 0.21%–0.23% due 11/8/2013–2/24/2014[2]	45,000	44,987
Svenska Handelsbanken Inc. 0.18% due 11/20/2013[2]	25,000	24,998
KfW 0.14% due 12/12/2013[2]	25,000	24,997
Québec (Province of) 0.12% due 11/26/2013[2]	25,000	24,997
	Principal amount	Value
Short-term securities	(000)	(000)

BHP Billiton Finance (USA) Limited 0.11% due 11/21/2013[2]	$23,200	$ 23,197
General Electric Capital Corp. 0.19% due 1/3/2014	20,000	19,998
Abbott Laboratories 0.19% due 1/6/2014[2]	12,700	12,699
Private Export Funding Corp. 0.13% due 12/10/2013[2]	5,400	5,399
Total short-term securities (cost: $1,895,326,000)		1,895,419
Total investment securities (cost: $17,265,405,000)		22,728,342
Other assets less liabilities		31,841
Net assets		$22,760,183

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,606,972,000, which represented 7.06% of the net assets of the fund.

3 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $79,600,000, which represented .35% of the net assets of the fund. This amount includes $58,315,000 related to a security trading outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

5 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Africa Oil Corp.	12/3/2012	$ 29,113	$ 33,141.15%
Africa Oil Corp. (SEK denominated)	10/17/2013	2,228	2,397.01
Total restricted securities		$31,341	$35,538.16%

6 Index-linked bond whose principal amount moves with a government price index.

7 Step bond; coupon rate will increase at a later date.

8 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

9 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

10 A portion of these securities were pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,550,000, which represented less than .01% of the net assets of the fund.

11 Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts	COP = Colombian pesos	NGN = Nigerian naira	SEK = Swedish kronor
GDR = Global Depositary Receipts	€ = Euros	PEN = Peruvian nuevos soles	TRY = Turkish lira
SDR = Swedish Depositary Receipts	GBP/£ = British pounds	PHP = Philippine pesos	UYU = Uruguayan pesos
BRL = Brazilian reais	INR = Indian rupees	PLN = Polish zloty	ZAR = South African rand
CLP = Chilean pesos	MXN = Mexican pesos	RUB = Russian rubles

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-1213O-S37703

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2013, and for the year then ended and have issued our report thereon dated December 10, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 10, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: December 31, 2013

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2013